UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) May 16, 2005
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


2188 Highway 86 Milford, Iowa  51351
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(Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------





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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 16, 2005 Cycle Country Accessories Corp. issued two press releases.
The first press release was titled: "Cycle Country Announces Second Quarter Earnings Results, Company reiterates $.40 cents 2005 EPS Guidance and
Projects 25% EPS increase for 2006. Conference Call Scheduled for 10:00 a.m. EST, Tuesday, May 17th" And the second was titled: "Cycle Country Speaks About 2nd quarter earnings, Company reiterates $.40 cents 2005 EPS Guidance and Projects 25% EPS increase for 2006."
The text of these press releases can be reviewed in their entirety under the attached Exhibits 99.07 and 99.08, respectively.
On May 17, 2005 the registrant held the above referenced conference call.
The telephonic replay of the conference call will be available until May
24th. To access the conference replay, participants will dial into 1-877-519-4471, international at 1-973-341-3080. When prompted, they must enter the conference ID number 6079976. A link to the conference call will also be available on Cycle Country's website.

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.07 Press Release dated May 16, 2005 titled "Cycle Country Announces Second Quarter Earnings Results, Company reiterates $.40 cents 2005 EPS Guidance and Projects 25% EPS increase for 2006. Conference Call Scheduled for 10:00 a.m. EST, Tuesday, May 17th".

99.08 Press Release dated May 16, 2005 titled "Cycle Country Speaks About 2nd quarter earnings, Company reiterates $.40 cents 2005 EPS Guidance and Projects 25% EPS increase for 2006."




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   May 20, 2005
    ------------------------------

                                             By: /s/ Ronald C. Hickman
                                    		--------------------------
                                     		Ronald C. Hickman
                                     		Principal Executive Officer,
                                     		President and Director






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